                 Supplement to Prospectus dated May 1, 2001, as supplemented on September 17, 2001
                                        Supplement dated September 17, 2001

This Supplement should be retained with the current Prospectus for your variable annuity contract issued by
American Skandia Life Assurance Corporation ("American Skandia").  If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

AST Alger All-Cap Growth
Due to the events of September 11, 2001,  effective  September 17, 2001,  Massachusetts  Financial Services Company
("MFS") will act as interim  co-portfolio  manager for the AST Alger All-Cap Growth  portfolio.  Personnel from the
MFS team  currently  responsible  for  managing  American  Skandia's  AST MFS  Growth  portfolio  will be  assuming day-to-day  management of the AST Alger All-Cap Growth  portfolio  assets in  conjunction  with personnel from Fred
Alger Management, Inc.

AST American Century International Growth and AST American Century International Growth II
Shareholders  have  approved the merger of the AST American  Century  International  Growth  portfolio  and the AST
American  Century  International  Growth II  portfolio.  However,  due to the events of September  11, 2001 and the subsequent  closure of the New York Stock  Exchange,  the merger will not be effective  as of  September  17, 2001.
Completion of the merger will occur as soon as reasonably  practicable  once the New York Stock  Exchange  reopens.
American Skandia anticipates that the merger will take place on or about September 24, 2001.